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                       Securities and Exchange Commission
                              Washington, DC 20549





                                   FORM 8-K/A
                                 Amendment No. 2

                                 Current Report





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported) - February 27, 1995




                         Minnesota Power & Light Company

                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                             Duluth, Minnesota 55802
                           Telephone - (218) 722-2641

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Item 7.    Financial Statements and Exhibits

(a)     Exhibits

        27    Financial Data Schedule

        Due to reclassifications made for the discontinuance of the paper and pulp business as of June 30, 1995, Minnesota Power & Light Company's financial data schedule for the period ended December 31, 1994 has been restated as follows:

         [RESTATED]
         [GROSS-OPERATING-REVENUE]                                582,169
         [INCOME-TAX-EXPENSE]                                      20,657
         <OTHER-OPERATING-EXPENSE>                                458,269
         [TOTAL-OPERATING-EXPENSES]                               505,019
         [OPERATING-INCOME-LOSS]                                   80,122
         [OTHER-INCOME-NET]                                         4,840 <F1>
         [INCOME-BEFORE-INTEREST-EXPEN]                           108,083
         [TOTAL-INTEREST-EXPENSE]                                  46,750

<F1>   Includes Income from Equity Investments and Income from Discontinued
       Operations.

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           Minnesota Power & Light Company
                                        -------------------------------------
                                                   (Registrant)





December 20, 1996                                  D. G. Gartzke
                                        -------------------------------------
                                                   D. G. Gartzke
                                          Senior Vice President - Finance
                                            and Chief Financial Officer

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